Lakeland bancorp, inc.

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LAKELAND BANCORP INC
40
40 YEARS OF STABILITY AND GROWTH

Nasdaq: “LBAI” Thomas J. Shara, President & CEO Joseph F. Hurley, EVP & CFO Third Quarter 2009 Exhibit 99.1

Statement Regarding
Forward-Looking Information
     The information disclosed in this document includes various forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1994
with respect to credit quality (including delinquency trends and the allowance for loan and lease losses), corporate objectives, and other financial and business matters.  The words “anticipates”, “projects”,
“intends”, “estimates”, “ expects”, “believes”, “plans”, “may”, “will”, “should”, “could”, and other similar expressions are intended to identify such forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks, and uncertainties, all of which may change over time.  Actual results could differ materially from such forward-looking statements.
     In addition to the risk factors disclosed elsewhere in this document, the following factors, among others, could cause the Company’s actual results to differ materially and adversely from such forward-
looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company’s markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislature affecting the financial services industry, government intervention in the U.S. financial system, passage by the U.S. Congress of legislation which unilaterally amends the terms of the U.S. Department of the
Treasury’s preferred stock investment in the Company, changes in the levels of market interest rates, pricing pressures of the loan and deposit products, credit risks of the Company’s lending and leasing activities, customers’ acceptance of the Company’s products and services competition.
     The above-listed risk factors are not necessarily exhaustive, particularly as to possible future events, and new risk factors may emerge from time to time.  Certain events may occur that could cause the
Company’s actual results to be materially different than those described in the Company’s periodic filings with the Securities and Exchange Commission. Any statements made by the Company that are not historical facts should be considered to be forward-looking statements.  The Company is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

$2.8 Billion Commercial Bank 3rd largest publicly held commercial bank headquartered in New Jersey (6th largest including thrifts) 40-year history 48 branches Corporate Profile

Market Cap - $145 million
23.8 million Shares Outstanding
(21.4 million float)
3,700 Registered Shareholders
53,000 Average Daily Share
Volume
Stock Price $6.08 on October 30, 2009
Stockholder Information
(“LBAI”)
16% Insider Ownership
25% Institutional
Ownership
3.28% Dividend Yield
Price / BV - 0.67
Price / TBV - 1.17

Book Value per Common Share - $8.95
Tangible Book Value per Common Share - $5.21
Stockholders’ Equity - $269 million
Tangible Equity - $180 million
Equity to Assets - 9.72%
$59 million TARP and Warrants
Shelf registration recently filed
Capital Position
as of September 30, 2009

Lakeland bancorp, inc.

PA
NY
NYC
SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
RICHMOND
HUNTERDON
SOMERSET
MIDDLESEX
MERCER
MONMOUTH
OCEAN
BURLINGTON
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

New Jersey Marketplace NJ is #1 based on population density NJ is #1 in Median Household income NJ is #4 in Per Capita Income 8th highest state in total deposits Source: SNL Financial 2009

Attractive Demographics of
Marketplace
SOURCE: SNL FINANCIAL / ESRI
2009 Median household income:
Current Markets:
– Morris, NJ       ($104,797) (#7 in U.S.)
– Bergen, NJ      ($84,586)
– Sussex, NJ      ($84,284)
– Warren, NJ      ($75,500)
– Passaic, NJ     ($62,439)
– Essex, NJ        ($56,140)
Contiguous Markets:
– Hunterdon, NJ ($110,147) (#4 in U.S.)
– Somerset NJ   ($102,357) (#6 in U.S.)
– Rockland, NY    ($93,080)
– Orange, NY       ($68,571)

Lakeland bancorp, inc.

	NJ
	NJ
	NJ
	NJ
	NJ
	NJ
Hudson	NJ
Middlesex	NJ
Union	NJ
Rockland	NY
Somerset	NJ
Orange	NY
Hunterdon	NJ
Total	

ORANGE
SUSSEX
ROCKLAND
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
HUNTERDON
SOMERSET
MIDDLESEX

SOURCE: SNL FINANCIAL / ESRI
(1) Data as of June 30, 2009
(2) Data as of 2008; Small businesses defined as those with less than 100 employees
County        State       Total Deposits           # of Small
in Markets ($M) (1)    Businesses (2)
Current counties of operation
Bergen
Essex
Morris
Passaic
Sussex
Warren
Total
$  37,055
$  19,900
$  15,872
$    9,594
$    2,330
$    2,244
$  86,995
32,828
19,858
17,370
12,046
3,641
2,803
88,546
$  22,184
$  21,130
$  15,917
$    7,877
$    8,062
$    5,468
$    3,254
$  83,892
13,059
21,218
14,449
9,093
9,783
8,975
4,128
80,705
Contiguous counties
Grand Total                    $ 170,887                169,251
Expansion Strategy

Lakeland bancorp, inc.

◆

◆

◆

ORANGE
SUSSEX
ROCKLAND
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
HUNTERDON
SOMERSET
MIDDLESEX
LBAI Branches
Acquired Branches

We have the opportunity to take advantage of recent
consolidation activities in our target market area:
-Attract new customers seeking high service levels
-Attract
quality employees seeking the “community bank” model
Our target market has experienced 11 mergers over
the last two years where 25% of deposits ($39 billion)
have or will be “turned over”
(1)
Recent major acquisitions in our market area:
-Investors Bancorp / American Bancorp of NJ
-Banco
Santander / Sovereign Bancorp
-Wells Fargo / Wachovia
-JP Morgan / Washington Mutual
-Valley National / Greater Community
-Toronto-Dominion Bank / Commerce Bank
-Provident Financial / First Morris Bank & Trust
-TD
Banknorth / Interchange
-Capital One /
North Fork
-TD
Banknorth / Hudson United
Capitalize on Recent
Consolidation Activity
(1) Based on total deposits each target had in the respective counties

Experienced Management
Team
President & CEO
25 years experience
Hudson United,
TD Banknorth
Chief Operating Officer
25+ years experience
Chief Operations Officer
30 years experience
25+ years experience
Chief Financial Officer
Hudson United,
HSBC
35 years experience
Chief Lending Officer
Hudson United,
TD Banknorth
30 years experience
Chief Retail Officer
Sovereign
Chief Government/
Business Services
Officer
25+ years experience
25+ years experience
Chief Credit Officer
Fleet Bank
Bank of New York

Lakeland
bancorp, inc.

$2,206
$2,264
$2,514
$2,643
$2,769
2005
2006
2007
2008
9/30/2009

Total Assets (Dollars in Millions)

Commercial Lending
Six NJ Lending offices
Legal lending limit - $39m, House limit - $26m
Only nine borrowers with over $10 million exposure
Average Commercial loan size approximately $500k
Centralized lending approval
C & I Lending
New Chief Lending Officer
Established specialized C&I Lending Teams
Integrated C&I Lenders into other lending teams
Relationship Banking
Lending

Lakeland bancorp, inc.

$302
$68
$257
$90
$101
$489
$315
$88
$272
$196
$105
$609
$310
$92
$302
$356
$115
$707
$316
$108
$337
$311
$139
$820
$319
$107
$373
$139
$146
$880
2005
2006
2007
2008
9/30/2009
Commercial Real Estate (45%)
Leases (7%)
Construction (5%)
Commercial and Industrial (8%)
Mortgage (19%)
Consumer and Home Equity (16%)

$1,964 $2,031 $1,881 $1,586 $1,307 Loan Growth 6% YTD 2009 and 13% in 2008 (ex leases) (Dollars in millions)

Lakeland bancorp, inc.

($69m)
8%
($88m)
10%
($55m)
6%
($55m)
6%
(130m)
14%
($94m)
10%
(96m)
11%
(311m)
35%

Com’l constr. Multi- family Resid. constr. Mixed Retail Owner Occupied Office Other Commercial Real Estate Loans by Category As of June 30, 2009

Consumer and
Residential Loans
In market portfolio
Consumer -
•
$252m Home Equity + $67m Other
•
4,600 Loans, 13 Non-Performing loans
Residential Mortgages -
•
$373m of 1-4 Family loans
•
3,000 Loans, 17 Non-Performing loans
Average FICO scores > 730

Acquired Company in 2000
Small Ticket (<$100k), 32 month average remaining life
Full Payout Leases
Industries - Transportation (36%), Services (11%), Manufacturing
(8%),  Construction (8%), Healthcare (7%)
Equipment - Vehicles (45%), Machinery (8%), Medical (6%),
Office Equipment (6%) Construction (5%), Furniture (4%),
Geographic Dispersion - nationwide; one-third in Tri-State Region
Credit Quality Challenges Developed in 2Q 2008
Leasing Business

Leasing Action Plan
Exited Nationwide leasing business May 2008
Leases decline $172m (55%) year to date to $139m
Sold two largest problem lease pools
7% of total loans at 9/30/2009 from 15% at 12/31/2008

Lakeland bancorp, inc.

$386
$349
$311
$276
$194
$139
6/30/08
9/30/2008
12/31/2008
3/31/2009
6/30/2009
9/30/2009

Leases Outstanding (Dollars in Millions)

Lakeland bancorp, inc.

19%
11%
4%
2%
63%
MBS/CMO ($364m)
Corporate Debt ($14m)
Munis ($65m)
Agencies ($109m)
Equities, FHLB, CRA ($23m)

$576 million (21% of Total Assets)
Primarily for liquidity purposes
Short agencies, MBS, Munis
NO CDOs, CLOs, auction rate bonds, etc.
NO Agency Preferreds, NO Pooled TRUPs
NO significant write downs
3.41% yield
2.9 year Weighted Average Life
2.54 year Effective Duration
Investment Securities
(September 30, 2009)

Lakeland bancorp, inc.

$154
$293
$95
$607
$336
$312
2005
$209
$293
$101
$631
$322
$303
2006
$240
$364
$154
$620
$318
$292
2007
$217
$394
$281
$572
$290
$302
2008
$209
$348
$322
$638
$303
$324
9/30/2009
10%
16%
15%
14%
15%
30%
DDA ($324)
Savings ($303)
NOW ($638)
MMDA ($322)
Time < $100k ($348)
Time > $100k ($209)

Deposits total deposits ($m) deposit mix $1,797 $1,859 $1,988 $2,056 $2,144

2009 Deposit Initiatives
New Head of Retail Banking
New Head of Retail Sales
Outbound Call Center initiatives
Three new branches, two branch closures
Renewed DDA focus
Proactively managed deposit pricing metrics

Highlights - Year to Date Loan Growth 8.2% annualized (ex leases) Deposits increased $88m (4%) Core Deposits up 10% including 7% increase in DDA 3Q Net Interest Margin comparable with 2Q at 3.62%

3Q 2009 2009 YTD
Interest Income $33.0m $100.2m
Interest Expense 10.0 31.9
Net Interest Income $23.0 $68.3
Provision -4.7 -45.2
Fee Income 3.6 11.9
Expenses -17.1 -53.3
Pretax 4.8 -18.3
Tax Expense -2.8 10.8
Net Income pre TARP $2.0 -$7.5
TARP -0.9 -2.3
Net Income post TARP $1.1 -$9.8
Net Income

Lakeland bancorp, inc.

3.46%
3.45%
3.36%
3.38%
3.62%
3.91%
3.92%
3.69%
3.8%
3.63%
3.62%
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q

Net Interest Margin 2007 2009 2008

Lakeland bancorp, inc.

2.36%
0.82%
1.56%
0.44%
0.52%
0.22%
0.78%
0.43%
0.41%
0.18%
0.20%
0.20%
2005
2006
2007
2008
September '09
LBAI - Total
LBAI - Leases
SNL Peers

Non-Performing Assets as % of Total Assets

Non-Performing Assets
(September 30, 2009)
Leasing - $5.6 million
Commercial - $30.5 million
•
One $7.2 million commercial loan
•
Three other commercial loans of $6.9 million
Consumer - $2.0 million
Mortgages - $5.2 million
Total  NPA - $43.3 million
Past Due 90+ - $2.3 million

September 30, 2009
Leasing Core Bank
Total
Company
Loans (spot)
$139 $1,826 $1,965
Loan Loss Provision
$35.4 $9.8 $45.2
Charge-Offs, net
(Core Bank 0.26% of Loans)
-$41.4 -$4.7 -$46.1
Non-Performing Assets
(1.56% of Total Assets)
$5.6 $37.7 $43.3
Allowance/Total Loans
1.23%
Credit Metrics
Credit Metrics

Lakeland bancorp, inc.

2.70%
2.70%
2.74%
2.85%
2.96%
2.47%
2.44%
2.46%
2.33%
2.53%
2005
2006
2007
2008
September '09
LBAI
SNL Peers

Operating Expenses / Average Assets

9/30/2009 12/31/2008
Well
Capitalized
Tier 1 Ratio
Total Risk Based
Capital Ratio
Leverage Ratio
Tangible Common
Equity Ratio
6%
10%
5%
10.24% 12.80%
14.04% 11.52%
8.08% 9.46%
5.14% 4.63%
Capital Ratios

Lakeland bancorp, inc.

7.86%
7.63%
7.45%
6.40%
6.90%
2.09%
4.63%
4.97%
4.98%
4.99%
4.63%
2005
2006
2007
2008
September 2009
LBAI
LBAI - Tangible Common Equity
SNL Peers

Tangible Equity / Tangible Assets

Lakeland bancorp, inc.

2.53%
2.67%
2.13%
2.12%
1.18%
3.04%
3.05%
2.23%
2.05%
1.44%
1.17%
2005
2006
2007
2008
September '09
LBAI
LBAI @ Nov. 5, 2009
SNL Peers

Price / Tangible Book Stock Price as of Sept. 30, 2009

Attractive market demographics
Growing deposit market share
One of the largest commercial banks in Northern NJ
Leasing issues addressed
Relatively low NPA’s and Past Dues
Clean investment portfolio
Solid Core Bank performance
Stock price down from historical levels
LBAI Investment
Considerations

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